FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report                                          August 19, 1996

                              HOLLYWOOD TRENZ, INC.
             (Exact Name of Registrant as specified in its charter)

        Delaware                     0-23258                59-2839130
        --------                     -------                ----------
(State or other jurisdiction     (Commission              (IRS Employer
    of incorporation)            File Number)           Identification No.)

                             3471 N. Federal Highway
                                    Suite 501
                            Ft. Lauderdale, FL 33306
                     (Address of principal executive office)

Registrant's telephone number,
including area code:                                          (954) 568-0433




          (Former name or former address, if changed since last report)



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ITEM 1   CHANGES IN CONTROL OF REGISTRANT
         Not applicable

ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS
         Not applicable

ITEM 3   BANKRUPTCY OR RECEIVERSHIP
         Not applicable

ITEM 4   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         a(1)  On  August  19,  1996,  the  Registrant's  accountants,   Winter,
         Scheifley & Associates, P.C., resigned.

         (i) Winter, Scheifley & Associates, P.C. resigned as the Company's accountants on August 19, 1996.

         (ii) The accountants' reports on the financial statements for the past two fiscal years were not subject to an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that they were subject to a going concern qualification.

         (iii) The decision to change accountants was not recommended or approved by the Registrant's board of directors.

         (iv) There were no disagreements related to accounting principles or practices, financial statement disclosure, or audit scope or procedure during the past two fiscal years or any interim period through December 31, 1995.

ITEM 5   OTHER EVENTS
         Not applicable

ITEM 6   RESIGNATION OF REGISTRANT'S DIRECTORS
         Not applicable

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.
              1.  Accountants Letter.

ITEM 8   CHANGE IN FISCAL YEAR
         Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD TRENZ, INC.
(Registrant)


By:  /s/ Robert E. Burton, Jr.
     -------------------------
     Robert E. Burton, Jr.
     Vice Chairman and Chief Operating Officer

Date:  August 19, 1996